UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

November 2, 2010
Date of Report (Date of earliest event reported)

Acura Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

State of New York	1-10113	11-0853640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

616 N. North Court, Suite 120 Palatine, Illinois 60067
(Address of principal executive offices) (Zip Code)

(847) 705-7709
Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On November 2, 2010 we issued a press release disclosing the financial results for our third quarter ended September 30, 2010 and providing an update on certain product development activities. A copy of our press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference..

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release dated November 2, 2010 announcing Financial Results for the Third Quarter of 2010 and Updating Certain Product Development Activities

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acura Pharmaceuticals, Inc.
Date: November 2, 2010	By:	/s/ PETER A. CLEMENS Peter A. Clemens Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated November 2, 2010 announcing Financial Results for the Third Quarter of 2010 and Updating Certain Product Development Activities